                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 1, 1997
                                                 -----------------------------

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Florida                      0-12946                  59-2255857
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


Two North Riverside Plaza, Suite 1100, Chicago, Illinois           60606-2607
--------------------------------------------------------------------------------
   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                  ------------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


                      This document consists of 86 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS

South Orange Avenue Associates, a joint venture in which First Capital Income Properties, Ltd. - Series IX (the "Registrant") effectively owns 100% interest, sold its interest in the real property commonly known as Citrus Center, located in Orlando, Florida to Tricony Orlando, Ltd., a Florida limited partnership.

The closing of this transaction occurred on August 1, 1997. Citrus Center was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $28,500,000. The Registrant received Sales Proceeds of approximately $27,750,000, which was net of actual and estimated closing expenses. For the quarter ending September 30, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $6,225,000 from this transaction. The Registrant will distribute substantially all of the Sales Proceeds on November 30, 1997 to Limited Partners of record as of August 1, 1997.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (page 5)  Pro Forma Financial Information


        Exhibits

        2.1 (page 10) Contract for Purchase of Real Property, executed in June 1997, between South Orange Avenue Associates, an Illinois joint venture ("Seller") and Tricony Orlando, Ltd., a Florida limited partnership ("Purchaser").

        2.2 (page 78) Closing Statement, dated August 1, 1997, between the Seller and Purchaser.



No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As Managing General Partner

August 18, 1997          By: /s/         NORMAN M. FIELD
---------------              -------------------------------------------
     (Date)                              NORMAN M. FIELD
                                 Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Citrus Center had occurred on June 30, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the six months ended June 30, 1997 has been presented as if the sale of Citrus Center had occurred on December 31, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sale of Citrus Center had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of Citrus Center have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transaction actually occurred as of June 30, 1997 and December 31, 1996 and 1995, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                                      Pro Forma
                                                                June 30,           Pro Forma           Balance
                                                                  1997            Adjustments           Sheet
                                                              ------------       ------------       ------------
Investment in commercial rental properties:
  Land                                                        $ 12,472,900       $ (4,475,000)      $  7,997,900
  Buildings and improvements                                    56,849,400        (25,568,000)        31,281,400
                                                              ------------       ------------       ------------
                                                                69,322,300        (30,043,000)        39,279,300
  Accumulated depreciation and amortization                    (20,634,100)         8,400,600        (12,233,500)
                                                              ------------       ------------       ------------
  Total investment properties, net of
   accumulated depreciation and amortization                    48,688,200        (21,642,400)        27,045,800

Cash and cash equivalents                                        7,826,900         27,750,000         35,576,900
Investment in debt securities                                    8,841,800                             8,841,800
Escrow Deposits                                                     53,600                                53,600
Rents receivable                                                   548,700            (14,900)           533,800
Other assets (including loan acquisition costs,
  net of accumulated amortization of
  $95,700 and $76,000, respectively)                               287,700           (228,000)            59,700
                                                              ------------       ------------       ------------
                                                              $ 66,246,900       $  5,864,700       $ 72,111,600
                                                              ============       ============       ============
                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Mortgage loan payable                                       $  6,988,500       $                  $  6,988,500
  Accounts payable and accrued expenses                          1,172,000           (378,200)           793,800
  Due to Affiliates                                                 84,200                                84,200
  Security deposits                                                134,100            (98,300)            35,800
  Distributions payable                                          1,166,700         27,750,000         28,916,700
  Other liabilities                                                224,400                               224,400
                                                              ------------       ------------       ------------
                                                                 9,769,900         27,273,500         37,043,400
                                                              ------------       ------------       ------------
Partners' capital:
  General Partners (deficit)                                      (117,000)           179,400             62,400
  Limited Partners (100,000 Units
   outstanding)                                                 56,594,000        (21,588,200)        35,005,800
                                                              ------------       ------------       ------------
                                                                56,477,000        (21,408,800)        35,068,200
                                                              ------------       ------------       ------------
                                                              $ 66,246,900       $  5,864,700       $ 72,111,600
                                                              ============       ============       ============

    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                    Six Months Ended June 30, 1997
                                                    ------------------------------
                                                                                Pro Forma
                                              Statement of                    Statement of
                                               Income and       Pro Forma      Income and
                                                Expenses       Adjustments      Expenses
                                               ----------      -----------     ----------
Income:
  Rental                                       $5,774,700      $(2,525,900)    $3,248,800
  Interest on short-term investments              431,400             (900)       430,500
                                               ----------      -----------     ----------
                                                6,206,100       (2,526,800)     3,679,300
                                               ----------      -----------     ----------
Expenses:
  Interest                                        363,400                         363,400
  Depreciation and amortization                 1,208,900         (719,000)       489,900
  Property operating:
    Affiliates                                    213,500         (233,700)       (20,200)
    Nonaffiliates                               1,037,300         (354,200)       683,100
  Real estate taxes                               461,200         (205,400)       255,800
  Insurance - Affiliate                            56,700          (18,200)        38,500
  Repairs and maintenance                         584,000         (315,100)       268,900
  General and administrative:
    Affiliates                                     16,000                          16,000
    Nonaffiliates                                 128,000             (100)       127,900
                                               ----------      -----------     ----------
                                                4,069,000       (1,845,700)     2,223,300
                                               ----------      -----------     ----------
Net income                                     $2,137,100      $  (681,100)    $1,456,000
                                               ==========      ===========     ==========
Net income allocated to General Partners       $  233,300      $   (73,800)    $  159,500
                                               ==========      ===========     ==========
Net income allocated to Limited Partners       $1,903,800      $  (607,300)    $1,296,500
                                               ==========      ===========     ==========
Net income allocated to Limited
  Partners per Unit (100,000 Units
  outstanding)                                 $    19.04      $     (6.07)    $    12.97
                                               ==========      ===========     ==========




    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                          Year Ended December 31, 1996
                                                      --------------------------------------
                                                                                 Pro Forma
                                                                                Statement of
                                                    Statement of   Pro Forma     Income and
                                                     Income and    Adjustments    Expenses
                                                      Expenses     (Unaudited)   (Unaudited)
                                                    ------------   -----------  ------------
Income:
 Rental                                              $11,181,100   $(4,891,600)   $6,289,500
 Interest on short-term investments                      846,200        (7,500)      838,700
                                                     -----------   -----------    ----------
                                                      12,027,300    (4,899,100)    7,128,200
                                                     -----------   -----------    ----------
Expenses:
 Interest                                                777,300                     777,300
 Depreciation and amortization                         2,410,800    (1,439,300)      971,500
 Property operating:
  Affiliates                                             819,200      (215,900)      603,300
  Nonaffiliates                                        1,848,800    (1,042,200)      806,600
 Real estate taxes                                     1,027,600      (400,100)      627,500
 Insurance - Affiliate                                   122,900       (42,700)       80,200
 Repairs and maintenance                               1,172,500      (672,700)      499,800
 General and administrative:
  Affiliates                                              54,300                      54,300
  Nonaffiliates                                          264,400                     264,400
 Provision for value impairment                        2,700,000                   2,700,000
                                                     -----------   -----------    ----------
                                                      11,197,800    (3,812,900)    7,384,900
                                                     -----------   -----------    ----------
Net income (loss)                                    $   829,500   $(1,086,200)   $ (256,700)
                                                     ===========   ===========    ==========

Net income allocated to General Partners             $   434,100   $  (187,300)   $  246,800
                                                     ===========   ===========    ==========

Net income (loss) allocated to Limited Partners      $   395,400   $  (898,900)   $ (503,500)
                                                     ===========   ===========    ==========

Net income (loss) allocated to Limited
 Partners per Unit (100,000 Units
 outstanding)                                        $      3.95   $     (8.99)   $    (5.04)
                                                     ===========   ===========    ==========

    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of June 30, 1997 to reflect the sale of the Registrant's interest in Citrus Center.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchaser of Citrus Center.

   c) Distributions payable has been adjusted to reflect the amount of the special distribution of Sales Proceeds to Limited Partners as if such special distribution had been declared as of June 30, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the six months ended June 30, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Citrus Center.